[LOGO]First Security Benefit Life Insurance SECUREDESIGNS(R) VARIABLE
      and Annuity Company of New York       ANNUITY APPLICATION

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT
1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new SecureDesigns(R) Variable
Annuity Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] Non-Qualified    [ ] 403(b) TSA
                                [ ] Traditional IRA  [ ] Roth IRA
Initial Contribution $
                       ------------------------------------------
FOR IRAs ONLY: Current Year   $                   Prior Year $
                                ------------------              ---------
Rollover $
          -------------------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant
                 ------------------------------------------- [ ] Male [ ] Female
                 First              MI             Last
Mailing Address
                ----------------------------------------------------------------
                Street Address          City          State             ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from mailing address) Street Address    City    State    ZIP Codes

Social Security Number/Tax I.D. Number                Date of Birth
                                      ---------------               ------------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                     Home Phone Number
                     -------------------                  ----------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
----------------------------------------
[ ]  Same as Annuitant

Name of Contractowner
                      ------------------------------------ [ ] Male [ ] Female
                      First               MI         Last

Mailing Address
                ----------------------------------------------------------------
                Street Address            City          State           ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from  mailing address) Street Address   City     State   ZIP Codes

Social Security Number/Tax I.D. Number               Date of Birth
                                       -------------               -------------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                           Home Phone Number
                    -------------------------                    ---------------
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4. PROVIDE JOINT OWNER INFORMATION
-------------------------------------------
Name of Joint Owner
                   ------------------------------------------ [ ] Male [ ]Female
                   First       MI                 Last
Mailing Address
                  --------------------------------------------------------------
                  Street Address        City          State             ZIP Code

Residential Address
                    ------------------------------------------------------------
(if different from  mailing address) Street Address   City    State    ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                      ----------------               -----------
                                                                   (mm/dd/yyyy)
Daytime Phone Number                   Home Phone Number
                    ------------------                   -----------------------
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FSB237(2-10)                          SecureDesigns 15-90016-08 2010/02/01 (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
----------------------------------------------------
For additional Primary Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------------------------------
            PRIMARY BENEFICIARY NAME               DOB (MM/DD/YYYY)              RELATIONSHIP TO OWNER           % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
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4.
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

For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------------------------------
            CONTINGENT BENEFICIARY NAME            DOB (MM/DD/YYYY)              RELATIONSHIP TO OWNER           % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
-----------------------------------------
Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If yes, please list the following for all life insurance or annuity contracts to be replaced:

                CURRENT CARRIER NAME                    CONTRACT/POLICY NUMBER

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
        [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:
        [ ] 4 %

SURRENDER CHARGE RIDERS:
        [ ] 0-year Alternate Withdrawal Charge Rider
        [ ] 4-year Alternate Withdrawal Charge Rider
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                                                                 Please Continue

FSB 237 (2-10)                        SecureDesigns 15-90016-08 2010/02/01 (2/4)
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8. INDICATE INVESTMENT DIRECTIONS
---------------------------------------
Please indicate your investment preferences below. Please use whole percentages totaling 100%

____ % AIM V.I. Basic Value                  ____ % MFS(R) VIT Research International    ____ % Rydex VT International Opportunity

____ % AIM V.I. Capital Development          ____ % MFS(R) VIT Total Return              ____ % Rydex VT Managed Futures Strategy

____ % AIM V.I. Global Health Care           ____ % MFS(R) VIT Utilities                 ____ % Rydex VT Multi-Cap Core Equity

____ % AIM V.I. Global Real Estate           ____ % Mutual Global Discovery Securities   ____ % Rydex VT Multi-Hedge Strategies

____ % AIM V.I. International Growth         ____ % Neuberger Berman AMT                 ____ % SBL All Cap Value
                                                    Socially Responsive
____ % AIM V.I. Mid Cap Core Equity                                                      ____ % SBL Enhanced Index
                                             ____ % Oppenheimer Core Bond Fund/VA
____ % American Century VP Mid Cap Value                                                 ____ % SBL Equity
                                             ____ % Oppenheimer Main Street
____ % American Century VP Ultra(R)                                                      ____ % SBL Global
                                                    Small Cap Fund(R)/VA
____ % American Century VP Value                                                         ____ % SBL High Yield
                                             ____ % PIMCO VIT All Asset
____ % Dent Strategic Portfolio                                                          ____ % SBL Large Cap Value
                                             ____ % PIMCO VIT
____ % Dreyfus IP Technology Growth                                                      ____ % SBL Managed Asset Allocation
                                                    CommodityRealReturn Strategy
____ % Dreyfus VIF International Value                                                   ____ % SBL Mid Cap Growth
                                             ____ % PIMCO VIT Emerging Markets Bond
____ % Franklin Income Securities                                                        ____ % SBL Mid Cap Value
                                             ____ % PIMCO VIT Foreign Bond
____ % Franklin Small Cap Value Securities                                               ____ % SBL Money Market
                                                    (U.S. Dollar-Hedged)
____ % Franklin Templeton VIP Founding                                                   ____ % SBL Select 25
                                             ____ % PIMCO VIT Low Duration
       Funds Allocation                                                                  ____ % SBL Small Cap Growth
                                             ____ % PIMCO VIT Real Return
____ % Janus Aspen Enterprise                                                            ____ % SBL Small Cap Value
                                             ____ % Royce Micro-Cap
____ % Janus Aspen INTECH                                                                ____ % SBL US Intermediate Bond
                                             ____ % RVT CLS AdvisorOne Amerigo
       Risk-Managed Core                                                                 ____ % Van Kampen LIT Comstock
                                             ____ % RVT CLS AdvisorOne Clermont
____ % Janus Aspen Janus Portfolio                                                       ____ % Van Kampen LIT Government
                                             ____ % Rydex VT All-Cap Opportunity
____ % Legg Mason ClearBridge                                                            ____ % Van Kampen UIF
                                             ____ % Rydex VT Alternative
       Variable Aggressive Growth                                                               Emerging Markets Equity
                                                    Strategies Allocation
____ % Legg Mason Western Asset                                                          ____ % Van Kampen UIF Equity and Income
                                             ____ % Rydex VT All-Asset Aggressive
       Variable Global High Yield Bond              Strategy
                                                                                         ____ % Fixed Account
                                             ____ % Rydex VT All-Asset Conservative
____ % Legg Mason ClearBridge                       Strategy
                                                                                         MUST TOTAL 100%
       Variable Small Cap Growth             ____ % Rydex VT All-Asset Moderate
                                                    Strategy
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9. SALARY REDUCTION INFORMATION
---------------------------------------
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION.

The Employee's salary will be reduced by the sum of: $                  or
                                                      ------------------
                 %per pay period
----------------

Beginning:                                     [ ] Please skip the following
          ------------------------------------
                Date (mm/dd/yyyy)
month(s):
         ---------------------------------------

Will your employer match contributions?  [ ] Yes  [ ] No

Employer Name
              ------------------------------------------------------------------

Mailing Address
                ----------------------------------------------------------------
                Street Address        City                State         ZIP Code

Billing Statement Address
                          ------------------------------------------------------
(if different from above) Street Address    City      State             ZIP Code
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10. STATEMENT OF UNDERSTANDING
---------------------------------------
I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk except for the amount of funds that are placed in the Fixed Account (subject to availability).

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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FSB 237 (2-10)                        SecureDesigns 15-90016-08 2010/02/01 (3/4)

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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x
 --------------------------------------     ------------------------------------
 Signature of Owner  Date (mm/dd/yyyy)       Signed at (City/State)

x
  ---------------------------------------------------------
   Signature of Joint Owner            Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement;
    (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments:
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Print Name of Representative
                            ----------------------------------------------------

x
 -------------------------------------------------------------------------------
 Signature of Representative                                   Date (mm/dd/yyyy)

Address
       -------------------------------------------------------------------------
       Street Address                  City             State          ZIP Code

Daytime Phone Number                          Email Address
                    -----------------------                 -------------------

Representative Number
                     --------------------------------

Print Name of Broker/Dealer
                           -----------------------------------------------------
For Registered Representative's Use Only
Option:  [ ] A  [ ] B (default)  [ ] C  [ ] D
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A CONTRACT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a contract.

What this means to you: When you purchase a contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 237 (2-10)                        SecureDesigns 15-90016-08 2010/02/01 (4/4)

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